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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): June 28, 2000



                        MORNING SPLENDOR MANAGEMENT, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


     Nevada                         000-29369                   88-0409146
 --------------                   -------------               ------------
(State or other                   (Commission                 (IRS Employer
 jurisdiction of                  File Number)                Identification
 incorporation)                                                    No.)


                          1105 Terminal Way, Suite 202
                               Reno, Nevada 89502
                    ----------------------------------------
                    (Address of principal executive offices)


                                 (775) 348-5708
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                        --------------------------------
                         (Former Address of Registrant)





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Item 5. Other Events.

     Item 4 of Part I of the Form 10SB12G filed on February 7, 2000 contains an error which is corrected by this current report. Said tables contained in said
Item 4 reflects that Robert Gonzales owns 500,000 shares of Common Stock, Larry Eck owns 600,000 shares of Common Stock and Danny Howard Cooper owns 350,000 shares of Common Stock. To correct the error, Robert Gonzales owns 600,000 shares of Common Stock, Larry Eck owns 550,000 shares of Common Stock and Danny Howard Cooper owns 300,000 shares of Common Stock.

     Accordingly, Item 4 should read as follows:

     (a) Security Ownership of Certain Beneficial Owners.

     The following table sets forth the security and beneficial ownership for each class of equity securities of the Company for any person who is known to be the beneficial owner of more than five percent of the Company.

                       Name and                 Amount and
                      Address of                 Nature of
                      Beneficial                 Beneficial         Percent
Title of Class          Owner                      Owner           of Class
-------------------------------------------------------------------------------

Common           Robert Gonzalez                   600,000           28.57%
                 5553 Adobe Falls Road, #5
                 San Diego, CA 92120

Common           Larry Eck                         550,000           26.19$
                 1750 Avocado Road
                 Oceanside, CA 92054

Common           Danny Howard Cooper               300,000           14.29%
                 759 Tawny Court
                 Oceanside, CA 92057

Common           All Officers and                1,450,000           69.05%
                 Directors as a Group
                 (three [3] individuals)

     The total of the Company's outstanding Common Shares are held by 25 persons.

     (b) Security Ownership of Management.

     The following table sets forth the ownership for each class of equity securities of the Company owned beneficially and of record by all directors and officers of the Company.

Common          Robert Gonzalez                    600,000           28.57%
                5553 Adobe Falls Road, #5
                San Diego, CA 92120






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Common          Larry Eck                          550,000           26.19%
                1750 Avocado Road
                Oceanside, CA 92054

Common          Danny Howard Cooper                300,000           14.29%
                759 Tawny Court
                Oceanside, CA 92057

Common          All Officers and                 1,450,000           69.05%
                Directors as a Group
                (three [3] individuals)



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              MORNING SPLENDOR MANAGEMENT, INC.
                                              (Registrant)


DATED: June 28, 2000                          /s/ Robert Gonzalez
                                              ---------------------------------
                                                  Robert Gonzalez
                                                  President